PEARL CONSULTING (PRIVATE) LTD.

                              FINANCIAL STATEMENTS

                             JUNE 30, 2006 and 2005

                                TABLE OF CONTENTS

Report of Independent Registered Public Accounting Firm                        1

Balance Sheets                                                                 2

Statements of Operations                                                       3

Statements of Cash Flow                                                        4

Statements of Changes in Stockholder's Equity                                  5

Notes to Financial Statements                                                  6

             Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders of
Pearl Consulting (Private) Limited.

We have audited the accompanying balance sheets of Pearl Consulting (Private) Limited as of June 30, 2006 and 2005, and the related statements of operations, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Pearl Consulting (Private) Limited as of June 30, 2006 and 2005, and the related statements of operations, stockholder's equity, and cash flows for the years ended June 30, 2006 and 2005, in conformity with U.S. generally accepted accounting principles.


/s/ Kabani & Company, Inc.
Certified Public Accountants

Los Angeles, California
September 30, 2006

                         PEARL CONSULTING (PRIVATE) LTD.
                                 BALANCE SHEETS
                             JUNE 30, 2006 AND 2005

                                                               ASSETS
                                                                                                 2006                      2005
                                                                                              -----------               -----------
Current Assets
  Cash and cash equivalents                                                                   $    50,750               $    27,356
  Accounts receivable                                                                             222,155                   274,035
  Receivable from related parties                                                               1,704,753                 1,207,001
  Loan receivable from officer                                                                  1,218,779                 1,585,155
  Deferred tax asset                                                                              126,329                         0
  Advances                                                                                         28,468                    33,399
  Other current assets                                                                            129,818                    14,756
  Prepaid expenses                                                                                156,026                   139,253
                                                                                              -----------               -----------
    Total Current Assets                                                                        3,637,078                 3,280,955
                                                                                              -----------               -----------
Property, Plant & Equipment, net                                                                  162,436                    93,395
                                                                                              -----------               -----------

Other Assets
  Deposits                                                                                          8,723                     8,672
                                                                                              -----------               -----------

Total Assets                                                                                  $ 3,808,237               $ 3,383,022
                                                                                              ===========               ===========

                                                LIABILITIES AND STOCKHOLDER'S EQUITY

Current Liabilities
  Accounts payable and accrued expenses                                                       $   145,206               $    37,095
  Provision for income tax                                                                        191,740                    22,939
  Deferred tax liabilities                                                                         37,168                    14,166
  Current portion of lease obligations                                                             44,833                     9,886
                                                                                              -----------               -----------
    Total Current Liabilities                                                                     418,947                    84,086

Lease obligation                                                                                   52,372                    19,498
                                                                                              -----------               -----------
    Total Liabilities                                                                             471,319                   103,584
                                                                                              -----------               -----------

Stockholder's Equity
  Common stock, $1.663 par value, 100,000,000 shares                                                  180                       180
   authorized, 100 issued and outstanding
  Other comprehensive loss                                                                        (46,597)                  (20,661)
  Retained earnings                                                                             3,383,335                 3,299,919
                                                                                              -----------               -----------
  Total Stockholder's Equity                                                                    3,336,918                 3,279,438
                                                                                              -----------               -----------

Total Liabilities and Stockholder's Equity                                                    $ 3,808,237               $ 3,383,022
                                                                                              ===========               ===========

   The accompanying notes are an integral part of these financial statements.

                         PEARL CONSULTING (PRIVATE) LTD.
                            STATEMENTS OF OPERATIONS
                   FOR THE YEARS ENDED JUNE 30, 2006 AND 2005

                                                                                                 2006                      2005
                                                                                              -----------               -----------
Net Revenue                                                                                   $ 1,626,865               $ 5,627,345

Cost of sales                                                                                     576,954                 1,047,618
                                                                                              -----------               -----------

  Gross profit                                                                                  1,049,911                 4,579,727

Operating expenses
  General and administrative expenses                                                             888,539                   841,998
                                                                                              -----------               -----------

Income from operations                                                                            161,372                 3,737,729
                                                                                              -----------               -----------

Other (Income) Expense
  Other income                                                                                     (2,579)                   (3,629)
  Interest expense                                                                                  9,051                     5,672
  Other expenses                                                                                    5,328                     3,416
                                                                                              -----------               -----------
  Total Other (Income) Expense                                                                     11,800                     5,459
                                                                                              -----------               -----------

  Income before income taxes                                                                      149,572                 3,732,270

Provision for income taxes                                                                         66,157                  (410,065)
                                                                                              -----------               -----------

Net income (loss)                                                                                  83,416                 4,142,335

Other Comprehensive Loss
    Foreign Currency Translation                                                                  (25,936)                  (20,661)
                                                                                              -----------               -----------

Comprehensive Income (loss)                                                                   $    57,480               $ 4,121,674
                                                                                              ===========               ===========

Basic & diluted net income (loss) per share                                                   $       834               $    41,423
                                                                                              ===========               ===========

Weighted average shares of share capital outstanding
  - basic & diluted                                                                                   100                       100
                                                                                              ===========               ===========

   The accompanying notes are an integral part of these financial statements.

                         PEARL CONSULTING (PRIVATE) LTD.
                   STATEMENT OF STOCKHOLDER'S EQUITY (DEFICIT)
                FOR THE FISCAL YEARS ENDED JUNE 30, 2006 AND 2005

                                                                                                     (Accumulated
                                                                                                        deficit)         Total
                                                                     Capital Stock   Comprehensive      Retained      Stockholder's
                                                         Shares         Amount           loss           Earnings    Equity (deficit)
                                                     -------------   -------------   -------------   -------------  ---------------
Balance July 1, 2004                                           100   $         180   $          --   $    (842,416)   $    (842,236)

Foreign currency translation loss                                               --         (20,661)             --          (20,661)

Net income for the fiscal year ended June 30, 2005                              --              --       4,142,335        4,142,335

                                                     -------------   -------------   -------------   -------------    -------------
Balance June 30, 2005                                          100             180         (20,661)      3,299,919        3,279,438

Foreign currency translation loss                                               --         (25,936)             --          (25,936)

Net income for the fiscal year ended June 30, 2006                              --              --          83,416           83,416
                                                     -------------   -------------   -------------   -------------    -------------

Balance June 30, 2006                                          100   $         180   $     (46,597)  $   3,383,335    $   3,336,918
                                                     =============   =============   =============   =============    =============

   The accompanying notes are an integral part of these financial statements.

                         PEARL CONSULTING (PRIVATE) LTD.
                            STATEMENTS OF CASH FLOWS
                   FOR THE YEARS ENDED JUNE 30, 2006 AND 2005

CASH FLOWS FROM OPERATING ACTIVITIES                                   2006              2005
                                                                    -----------       -----------
  Net income (loss)                                                 $   (43,673)      $ 4,142,335
  Adjustments to reconcile net income (loss) to net cash
    provided by (used in) operating activities:
  Bad debts                                                             636,983           649,394
  Loss on sales of fixed assets                                              --             2,049
  Depreciation                                                           46,365            23,607
  (Increase) / decrease in assets:
    Accounts receivable                                                (581,410)         (656,962)
    Advances to employees                                                  (819)           (6,986)
    Other current assets                                                (66,464)          (11,891)
    Prepaid expenses                                                    (17,960)         (110,103)
    Deposits                                                               (119)              (34)
  Increase / (decrease) in liabilities:
    Accounts payable and accrued expenses                               109,051            17,287
    Provision for income tax                                            193,246          (448,049)
                                                                    -----------       -----------

  Net cash provided by operations                                       275,200         3,600,647
                                                                    -----------       -----------

CASH FLOWS FROM INVESTING ACTIVITIES
  Sale of property & equipment                                               --             4,948
  Acquisition of property & equipment                                    (4,040)          (67,310)
                                                                    -----------       -----------

  Net cash used in investing activities                                  (4,040)          (62,362)
                                                                    -----------       -----------

CASH FLOWS FROM FINANCING ACTIVITIES
  Payments on loan payable to related party                                  --           (45,088)
  Receivable from related parties                                      (510,163)       (1,880,248)
  (Increase)/ decrease on loan receivable from officer                  306,803        (1,616,367)
  Payment on capital lease                                              (44,051)          (21,435)
                                                                    -----------       -----------

  Net cash used in financing activities                                (247,411)       (3,563,138)
                                                                    -----------       -----------

  Effect of exchange rate changes on cash and cash equivalents             (355)           14,182
                                                                    -----------       -----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                     23,394           (10,669)

CASH AND CASH EQUIVALENTS, BEGINNING BALANCE                             27,356            38,025
                                                                    -----------       -----------

CASH AND CASH EQUIVALENTS, ENDING BALANCE                           $    50,750       $    27,356
                                                                    ===========       ===========

SUPPLEMENTAL DISCLOSURES:

  Cash paid during the year for:

    Interest paid                                                   $     9,051       $     5,672
                                                                    ===========       ===========

    Income tax paid                                                 $   133,987       $    31,971
                                                                    ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note A - ORGANIZATION

      Pearl Consulting (Private) Limited ("Pearl Pakistan"), a private limited company organized under the laws of Pakistan on March 19, 2003. When used in these notes, the terms "Company," "we," "our," or "us" mean Pearl Pakistan.

      The principle services we provide include the design, deployment, integration, and the overall management of telecommunications networks for both large and small companies. Our work for telecommunication companies involves software development, radio frequency engineering, project management and the installation of telecommunications equipment. We also provide network management services, which involve day-to-day optimization and maintenance of telecommunications networks To date, most of our network engineering and deployment services have been for telecommunications carriers primarily in Pakistan, although we are actively marketing our services and solutions in Eastern Europe, the Middle East and the rest of Asia.

      Our information technology, or IT, professionals develop and promote software which delivers industry standard-specific solutions. The solutions developed by our IT professionals address needs in a wide spectrum of areas such as e-commerce, enterprise resource planning, IT strategy and consulting, project management and web-based applications such as content management systems, and Internet and intranet applications

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Basis of Presentation

      The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. Functional currency of the Company is the Pakistan Rupee (PKR); however the accompanying financial statements have been translated and presented in United States Dollars (USD).

      Exchange Gain (Loss):

      During the fiscal years ended June 30, 2006 and 2005, the transactions of Pearl Pakistan were denominated in foreign currency and were recorded in Pakistan Rupee (PKR) at the rates of exchange in effect when the transactions occur. Exchange gains and losses are recognized for the different foreign exchange rates applied when the foreign currency assets and liabilities are settled.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Translation Adjustment

      As of June 30, 2006 and 2005, the accounts of Pearl Pakistan were maintained, and its financial statements were expressed, in Pakistan Rupee
      (PKR). Such financial statements were translated into U.S. Dollars (USD) in accordance with Statement of Financial Accounts Standards ("SFAS") No. 52, "Foreign Currency Translation," with the PKR as the functional currency. According to the Statement, all assets and liabilities were translated at the current exchange rate, stockholders' equity (deficit) is translated at the historical rates and income statement items are translated at the average exchange rate for the period. The resulting translation adjustments are reported under other comprehensive income in accordance with SFAS No. 130, "Reporting Comprehensive Income" as a component of shareholders' equity (deficit).

      Use of Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Risks and Uncertainties

      The Company is subject to substantial risks from, among other things, intense competition associated with the industry in general, other risks associated with financing, liquidity requirements, rapidly changing customer requirements, limited operating history, foreign currency exchange rates and the volatility of public markets.

      Contingencies

      Certain conditions may exist as of the date the financial statements are issued, which may result in a loss to the Company but which will only be resolved when one or more future events occur or fail to occur. Our management and legal counsel assess such contingent liabilities, and such assessment inherently involves an exercise of judgment. In assessing loss contingencies related to legal proceedings that are pending against the Company or unasserted claims that may result in such proceedings, the Company's legal counsel evaluates the perceived merits of any legal proceedings or unasserted claims as well as the perceived merits of the amount of relief sought or expected to be sought.

      If the assessment of a contingency indicates that it is probable that a material loss has been incurred and the amount of the liability can be estimated, then the estimated liability would be accrued in the Company's financial statements. If the assessment indicates that a potential material loss contingency is not probable but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss if determinable and material would be disclosed.

      Loss contingencies considered to be remote by management are generally not disclosed unless they involve guarantees, in which case the guarantee would be disclosed.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Cash and Cash Equivalents

      Cash and cash equivalents include cash in hand and cash in time deposits, certificates of deposit and all highly liquid debt instruments with original maturities of three months or less.

      Accounts Receivable

      We maintain reserves for potential credit losses on accounts receivable. Management reviews the composition of accounts receivable and analyzes historical bad debts, customer concentrations, customer credit worthiness, current economic trends and changes in customer payment patterns to evaluate the adequacy of these reserves. Reserves are recorded primarily on a specific identification basis. As of June 30, 2006 and 2005, there were approximately $1,244,546 and $632,371 reserves made for allowance for doubtful accounts.

      Property, Plant & Equipment

      Property and equipment are stated at cost. Expenditures for maintenance and repairs are charged to earnings as incurred; additions, renewals and betterments are capitalized. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed from the respective accounts, and any gain or loss is included in operations. Depreciation of property and equipment is provided using the straight-line method for substantially all assets with estimated lives of:

               Equipment                             3 -5 years
               Furniture & Fixtures                  5 - 10 years
               Motor Vehicles                        5 years

      As of June 30, 2006 and 2005 property, plant and equipment consisted of the following:

                                                    6/30/2006        6/30/2005
                                                  ------------     ------------
Furniture & Fixtures                                    37,362           37,099
Office equipment                                        61,789           58,780
Motor vehicles                                         149,967           38,428
                                                  ------------     ------------
                                                       249,118          134,307

Accumulated depreciation                               (86,683)         (40,912)
                                                  ------------     ------------

Total                                             $    162,436     $     93,395
                                                  ============     ============

      Capital Leases

      Included in Property, Plant and Equipment, as of June 30, 2006 and 2005, are $159,643 and $48,180, respectively of assets that were purchased on capital lease arrangements.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Stockholders equity

      The Company on March 19, 2003 issued 100 shares for approximately $180.

      Fair Value of Financial Instruments

      Statement of Financial Accounting Standard No. 107, Disclosures about fair value of financial instruments, requires that the Company disclose estimated fair values of financial instruments. The carrying amounts reported in the statements of financial position for assets and liabilities qualifying as financial instruments are a reasonable estimate of fair value.

      Revenue Recognition

      Under SOP 97-2 as amended, SOP 81-1 and SAB 104 the Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the fee is fixed or determinable, and collectibility is reasonably assured. In instances where final acceptance of the product, system, or solution is specified by the customer, revenue is deferred until all acceptance criteria have been met. . The Company also follows the provisions of the Securities and Exchange Commission's Staff Accounting Bulletin ("SAB") No. 101, "Revenue Recognition in Financial Statements," as revised by SAB 104.

      Advertising Costs

      The Company expenses all advertising costs as incurred. The advertising costs were not material for all periods presented.

      Software Development Costs

      Software development costs required to be capitalized pursuant to Statement of Financial Accounting Standards No. 86, "Accounting for the Costs of Computer Software to Be Sold, Leased, or Otherwise Marketed," have not been material to date. Software development costs for internal use required to be capitalized pursuant to Statement of Position No. 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," have also not been material to date. The Company did not incur any software development costs during the years ended June 30, 2006 & 2005.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Income Taxes

      The Company utilizes SFAS No. 109, "Accounting for Income Taxes," which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each period end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

      Statement of Cash Flows

      In accordance with SFAS No. 95, "Statement of Cash Flows," cash flow from our operations is based upon the local currencies. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet.

      Concentration of Credit Risk

      Financial instruments that potentially subject the Company to concentrations of credit risk are cash, accounts receivable and other receivables arising from our normal business activities. We place our cash in what we believe to be credit-worthy financial institutions. We have a diversified customer base, most of which are primarily in South East Asia, the Middle East, Eastern Europe and North America. We control credit risk related to accounts receivable through credit approvals, credit limits and monitoring procedures. The Company routinely assesses the financial strength of its customers and, based upon factors surrounding the credit risk, establishes an allowance, if required, for uncollectible accounts and, as a consequence, believes that its accounts receivable credit risk exposure beyond such allowance is limited.

      Segment Reporting

      Statement of Financial Accounting Standards No. 131 ("SFAS 131"), "Disclosure About Segments of an Enterprise and Related Information" requires use of the "management approach" model for segment reporting. The management approach model is based on the way a company's management organizes segments within the company for making operating decisions and assessing performance. Reportable segments are based on products and services, geography, legal structure, management structure, or any other manner in which management disaggregates a company. SFAS 131 has no effect on the Company's financial statements as the Company consists of one reportable business segment as of June 30, 2006 and 2005.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      New Accounting Pronouncements

      In December 2004, the FASB issued FASB Statement No. 123R, "Share-Based Payment, an Amendment of FASB Statement No. 123" ("FAS No. 123R"). FAS No. 123R requires companies to recognize in the statement of operations the grant- date fair value of stock options and other equity-based compensation issued to employees. FAS No. 123R is effective beginning in the Company's second quarter of fiscal 2006. The Company does not expect the adoption of FAS No. 123R to have a material impact on its financial position, results of operations or cash flows.

      In May 2005, the FASB issued FASB Statement No. 154, "Accounting Changes and Error Corrections - a replacement of APB Opinion No. 20 and FASB Statement No. 3". This statement replaces APB Opinion No. 20, "Accounting Changes", and FASB Statement No. 3, "Reporting Accounting Changes in Interim Financial Statements", and changes the requirements for the accounting for and reporting of a change in accounting principle. This statement applies to all voluntary changes in accounting principle. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. This statement is effective for accounting changes and correction of errors made in fiscal years beginning after December 15, 2005. Management believes the adoption of this pronouncement will not have a material effect on our financial statements.

      In June 2005, the FASB ratified the EITF consensus to amend EITF No. 96-16, "Investor's Accounting for an Investee When the Investor Has a Majority of the Voting Interest but the Minority Shareholders Have Certain Approval or Veto Rights". The EITF agreed to amend the Protective Rights section of this consensus, as well as Example of Exhibit 96-16A, to be consistent with the consensus reached in Issue No. 04-5, "Determining Whether a General Partner, or the General Partners as a Group, Controls a Limited Partnership or Similarly Entity When the Limited Partners Have Certain Rights." The provisions of this amendment should be applied prospectively to new investments and to investment agreements that are modified after June 29, 2005. Management believes the adoption of this pronouncement will not have a material effect on our financial statements.

      In June 2005, the EITF reached consensus on Issue No. 05-6, Determining the Amortization Period for Leasehold Improvements ("EITF 05-6.") EITF 05-6 provides guidance on determining the amortization period for leasehold improvements acquired in a business combination or acquired subsequent to lease inception. The guidance in EITF 05-6 will be applied prospectively and is effective for periods beginning after June 29, 2005. EITF 05-6 is not expected to have a material effect on its financial position or results of operations.

      In February 2006, FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments". SFAS No. 155 amends SFAS No 133, "Accounting for Derivative Instruments and Hedging Activities", and SFAF No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities". SFAS No. 155, permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interest in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on the qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of the Company's first fiscal year that begins after September 15, 2006. The Company has not evaluated the impact of this pronouncement its financial statements.

      In March 2006 FASB issued SFAS 156 'Accounting for Servicing of Financial Assets' this Statement amends FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, with respect to the accounting for separately recognized servicing assets and servicing liabilities. This Statement:

      1. Requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract.

      2. Requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable.

      3. Permits an entity to choose 'Amortization method' or Fair value measurement method' for each class of separately recognized servicing assets and servicing liabilities.

      4. At its initial adoption, permits a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity's exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value.

      5. Requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. An entity should adopt this Statement as of the beginning of its first fiscal year that begins after September 15, 2006. Management believes that this statement will not have a significant impact on the financial statement.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note B - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      In September 2006, FASB issued SFAS 157 `Fair Value Measurements'. This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements, the Board having previously concluded in those accounting pronouncements that fair value is the relevant measurement attribute. Accordingly, this Statement does not require any new fair value measurements. However, for some entities, the application of this Statement will change current practice. This Statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The management is currently evaluating the effect of this pronouncement on financial statements.

      In September 2006, FASB issued SFAS 158 `Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans--an amendment of FASB Statements No. 87, 88, 106, and 132(R)' This Statement improves financial reporting by requiring an employer to recognize the over funded or under funded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This Statement also improves financial reporting by requiring an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. An employer with publicly traded equity securities is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after December 15, 2006. An employer without publicly traded equity securities is required to recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures as of the end of the fiscal year ending after June 15, 2007. However, an employer without publicly traded equity securities is required to disclose the following information in the notes to financial statements for a fiscal year ending after December 15, 2006, but before June 16, 2007, unless it has applied the recognition provisions of this Statement in preparing those financial statements:

      a.    A brief description of the provisions of this Statement

      b.    The date that adoption is required

      c. The date the employer plans to adopt the recognition provisions of this Statement, if earlier.

      The requirement to measure plan assets and benefit obligations as of the date of the employer's fiscal year-end statement of financial position is effective for fiscal years ending after December 15, 2008. The management is currently evaluating the effect of this pronouncement on financial statements.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note C -- RECEIVABLE FROM RELATED PARTIES

      The Company has receivables from related party, Pearl FZ LLC - Dubai. The companies are held under common ownership. As of June 30, 2006 and 2005, the receivable due from the related party amounted to $1,704,753 and $1,205,561, respectively. The amount due is interest free, unsecured, and due on demand.

Note D - LOAN RECEIVABLE FROM OFFICER

      As of June 30, 2006 and 2005, loan to officer amounted to $1,218,779 and $1,586,595, respectively. This loan is due on demand, interest free, and unsecured.

Note E - ADVANCES

      As of June 30, 2006 and 2005, details of advances given were as follows:

                                                      6/30/2006       6/30/2005
                                                    ------------    ------------
Advance to employees                                $     21,404    $     16,588
Advance to suppliers                                       2,456             302
Others                                                     4,608          16,509
                                                    ------------    ------------
Total                                               $     28,468    $     33,399
                                                    ============    ============

Note F - PREPAID EXPENSES

      As of June 30, 2006 and 2005, prepaid expenses comprised of the following:

                                                      6/30/2006       6/30/2005
                                                    ------------    ------------
Advance tax                                         $    153,896    $    131,400
Other                                                      2,130           7,853
                                                    ------------    ------------
Total                                               $    156,026    $    139,253
                                                    ============    ============

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note G - ACCOUNTS PAYABLE AND ACCRUED EXPENSES

      As of June 30, 2006 and 2005, accounts payable and accrued expenses comprised of the following:

                                                      6/30/2006       6/30/2005
                                                    ------------    ------------
Accounts payables                                   $    109,688    $     10,516
Salary payable                                            20,493          22,671
Other                                                     15,026           3,908
                                                    ------------    ------------
Total                                               $    145,207    $     37,095
                                                    ============    ============

Note H - INCOME TAXES

      Pearl Pakistan is governed by the Income Tax Laws of Pakistan. Pursuant to the Central Board of Revenue Government of Pakistan, Pearl Pakistan is subject to a tax rate of 37%. Income taxes are recognized for the amount of taxes payable for the current year and for the impact of deferred tax liabilities and assets, which represent future tax consequences of events that have been recognized differently in the financial statements than for tax purposes.

      The following is a breakup of income tax expense:

      6/30/2006
                    ------------
      Current       $    169,995
      Deferred          (103,838)
                    ------------
           Total    $     66,157
                    ============

      6/30/2005
                    ------------
      Current       $     23,391
      Deferred          (433,456)
                    ------------
           Total    ($   410,065)
                    ============

      The primary temporary differences which gave rise to the net deferred tax asset and liabilities at June 30, 2006 and 2005, respectively are as follows:

Deferred tax liabilities                                   2006          2005
-----------------------------------------------         ----------    ----------
Current portion - Depreciation                          $   37,168    $   14,166
                                                        ==========    ==========

Deferred tax asset
Current - Allowance for doubtful accounts               $  126,329            --
                                                        ==========    ==========

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

The following is a reconciliation of the provision for income taxes at the Pakistan income tax rate to the income taxes reflected in the Consolidated Statements of Operations:

                                                          June 30,     June 30,
                                                            2006         2005
                                                          --------     --------
Tax expense (credit) at statutory rate-federal               37.0%        37.0%
Timing difference                                             7.2       (48.98)
Tax expense at actual rate                                   44.2%      (10.98)%
                                                          =======       ======

Note I - LIABILITIES UNDER FINANCE LEASE

      The Company leases certain machinery and equipment under agreements that are classified as capital leases. The cost of equipment under capital leases is included in the Balance Sheets as property, plant & equipment. As of June 30, 2006 and 2005, the Company had borrowings outstanding in the aggregate amount of $97,205 and $29,384, respectively, related to capital lease obligations. The rate of interest used ranges from 8% to 18.72% per annum. The amounts of minimum lease payments and periods during which they become due are as follows

                                                                     June 30,
                                                                   ------------

                                                           2007    $     51,981
                                                           2008          46,887
                                                           2009           9,334
                                                                   ------------

Total min. lease payment                                                108,202

Less amount representing interest                                       (10,997)
                                                                   ------------

Present value of min. lease payments                                     97,205

Less current maturity of capital lease obligations                      (44,833)
                                                                   ------------

Long term capital lease obligations                                $     52,372
                                                                   ============

Note J- CONTINGENCIES

      The company has filed a suit in the Court of Civil Judge, First Class, Islamabad against M/s Aircom MEA FZ LLC for declaration, temporary and permanent prohibitory and mandatory injunction, rendition of accounts, and recovery of money / damages worth US$ 6,089,000. The management of the company are of the opinion that the company stands good chances of recovering some of the claimed amounts and a favourable outcome is expected in due course of time, However, the precise amount that is likely to be decreased by the Court cannot be ascertained at this stage. No amount has been recorded on the books as of June 30, 2006.

      The company has also filed a suit in the Court of Civil Judge, First Class, Islamabad against M/s ATIS Systems GmbH for declaration, temporary and permanent prohibitory and mandatory injunction, rendition of accounts, and recovery of money / damages worth US$ 11,450,000, Euros $644,179 and Pak Rupees $37,500,000. The management of the company are of the opinion that the company stands relatively remote chance of getting a favourable decree on this case. However, ATIS has already admitted a sum of Euros $10,859 and it is quite likely that the said sum shall be eventually paid to the company. No amount has been recorded on the books as of June 30, 2006.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note K - OTHER COMPREHENSIVE INCOME

      Balances of related after-tax components comprising accumulated other comprehensive income (loss), included in stockholders' equity, at June 30, 2006 is as follows:

                                                               Accumulated Other
                                                              Comprehensive loss
                                                              ------------------
Balance at December 31, 2003                                  $               --
Change for 2004                                                           20,661
                                                              ------------------
Balance at June 30, 2005                                      $           20,661
Change for 2006                                                           25,936
                                                              ------------------
Balance at June 30, 2006                                      $           46,597
                                                              ==================

Note L - COMMITTMENTS

      The Company leases an office facility under an operating lease that terminated on June 15, 2006. Rental expense for this lease consisted of $36,080 and $31,905 for the fiscal years ended June 30, 2006 and 2005, respectively. The Company has renewed the lease for a period of one year. The Company has future minimum lease obligations as follows

      Year ended June 30, 2007        $       39,303

      Total                           $       39,303
                                      ==============

Note M - MAJOR CUSTOMERS AND VENDORS

      For the year ended June 30, 2006 we had three customers which accounted for 55.75% of our sales. There was $109,643 receivable from these customers as of June 30, 2006. For the year ended June 30, 2006 we had three vendors which accounted for 92 % of our purchases. As of June 30, 2006, the amount payable to these vendors was $630,831.

      For the year ended June 30, 2005 we had one customer which accounted for 84% of our sales. There was $417,777 receivable from the customer as of June 30, 2005. For the year ended June 30, 2005 we had two vendors which accounted for 100% of our purchases. As of June 30, 2005, the amount payable to these vendors was $99,245.

Note N - CURRENT VULNERABILITY DUE TO RISK FACTORS

      Our operations are carried out in Dubai and Pakistan. Accordingly, our business, financial condition and results of operations may be influenced by the political, economic and legal environments, by the general state of the economy. Our business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

                         PEARL CONSULTING (PRIVATE) LTD.
                          NOTES TO FINANCIAL STATEMENTS
                             JUNE 30, 2006 and 2005

Note O - SUBSEQUENT EVENTS

      On August 31, 2006 the Company's shareholders transferred 98 shares of common stock in Pearl Consulting (PVT), Ltd. ("Pearl Pakistan"), a Pakistan registered entity, to Pearl Consulting FZ-LLC ("Pearl Dubai"). These shares represent ninety eight percent (98%) of the issued and outstanding shares on that date. Pearl Pakistan became a majority owned subsidiary of Pearl Dubai.

      On October 30, 2006, Pearl Dubai and Flickering Star Financial, Inc. ("Flickering") entered into a Share Exchange Agreement (the "Agreement") pursuant to which Flickering will acquire 100% of Pearl Dubai in a stock transaction. Under the terms of the Agreement, Flickering will deliver 6,500,000 unregistered shares of common stock to the Shareholder of Pearl Dubai in exchange for 100% of the issued and outstanding shares of the company